UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 23, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into Material Definitive Agreement.
Securities Purchase Agreement
On January 23, 2025, Heritage Distilling Holding Company, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with C/M Capital Master Fund, LP (the “Investor”), pursuant to which the Company, subject to the restrictions and satisfaction of the conditions in the Purchase Agreement, has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to the lesser of (i) $15.0 million of newly-issued shares (the “Purchase Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and (ii) the Exchange Cap (as defined below). As consideration for the Purchaser’s execution and delivery of the Purchase Agreement, the Company issued to the Purchaser, simultaneously with the execution and delivery of the Purchase Agreement, a stock purchase warrant (the “Commitment Warrant”) to purchase 67,162 shares of Common Stock (the “Commitment Shares” and, together with the Purchase Shares, the “Securities”) for a purchase price of $0.001 per share. The Commitment Warrant has a term of five years and expires on January 23, 2030.
The Company does not have a right to commence any sales of Common Stock to the Investor under the Purchase Agreement until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the Investor set forth in the Purchase Agreement have been satisfied, including that a registration statement covering the resale of the Securities is declared effective by the Securities and Exchange Commission (the “SEC”) and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”).
Over the 36-month period from and after the Commencement Date (unless the Purchase Agreement is terminated earlier in accordance with its terms), the Investor has no right to require the Company to sell any shares of Common Stock to the Investor, but the Investor is obligated to make purchases as the Company directs, subject to certain conditions. There are no upper limits on the price per share that the Investor must pay for shares of Common Stock. Actual sales of shares of Common Stock to the Investor will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.
During the term described above, on any trading day on which the closing sale price of the Common Stock is equal to or greater than $1.00 (the “Fixed Purchase Date’), the Company will have the right, but not the obligation, from time to time at its sole discretion, subject to the restrictions and satisfaction of the conditions in the Purchase Agreement, to direct the Investor, by delivery of an irrevocable written notice (a “Fixed Purchase Notice”), to purchase a number of shares of Common Stock (the “Fixed Purchase”), for an aggregate purchase price of not less than $10,000 and not more than the lesser of (i) $1,000,000, subject to adjustment, or (ii) 100% of the average daily trading dollar volume for the Common Stock during the three trading days preceding the Fixed Purchase Date (the “Fixed Purchase Maximum Amount”), at a purchase price per share (the “Fixed Purchase Price”) equal to 95% of the average of the daily VWAP (as defined below) of the Common Stock for the two trading days immediately preceding the applicable Fixed Purchase Date.
In addition, at any time from and after the Commencement Date, on any business day on which the closing sale price of the Common Stock is equal to or greater than $1.00 and such business day is also the Fixed Purchase Date for a Fixed Purchase of an amount of shares of Common Stock not less than the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), the Company may also direct the Investor, by delivery of an irrevocable written notice (a “VWAP Purchase Notice”), to purchase, on the immediately following business day (the “VWAP Purchase Date”), an additional number of shares of Common Stock in an amount equal to the lesser of (i) 300% of the number of shares of Common Stock directed by the Company to be purchased by the Investor for the applicable Fixed Purchase and (ii) 30% of the trading volume in the Common Stock on Nasdaq during the applicable VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable VWAP Purchase Date (the “VWAP Purchase”), at a purchase price per share equal to 95% of the lesser of (i) the closing sale price of the Common Stock on the business day immediately preceding the applicable VWAP Purchase Date and (ii) the VWAP during the applicable VWAP Purchase Period (the “VWAP Purchase Price”).
At any time from and after the Commencement Date, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, the Company may also direct the Investor, by delivery of an irrevocable written notice (an “Additional VWAP Purchase Notice” and, together with a Fixed Purchase Notice and a VWAP Purchase Notice, a “Purchase Notice”), to purchase, on the same business day (the “Additional VWAP Purchase Date” and, together with a Fixed Purchase Date and a VWAP Purchase Date, the “Purchase Dates”), an additional number of shares of Common Stock in an amount equal to the lesser of (i) 300% of the number of shares of Common Stock directed by the Company to be purchased by the Investor pursuant to the corresponding Fixed Purchase and (ii) 30% of the trading volume in the Common Stock on Nasdaq during the applicable Additional VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable VWAP Purchase Date (an “Additional VWAP Purchase”, and together with a Fixed Purchase and a VWAP Purchase, the “Purchases”), at a purchase price per share equal to 95% of the lesser of (i) the closing sale price of the Common Stock on the business day immediately preceding the applicable Additional VWAP Purchase Date and (ii) the VWAP for the applicable Additional VWAP Purchase Period (as defined in the Purchase Agreement).
Notwithstanding the above, in no event may the aggregate amount of Purchase Shares submitted in any single or combination of VWAP Purchase notices and/or Additional VWAP Purchase notices on a particular date require a payment from the Investor to the Company that exceeds $2,500,000, unless such limitation is waived by the Investor.
For purposes of the Purchase Agreement, “VWAP” shall mean the daily volume weighted average price of the Common Stock on Nasdaq as reported by Bloomberg through its “AQR” function.
In addition, the Investor is not obligated to buy any shares of Common Stock pursuant to the Purchase Agreement if such shares of Common Stock, when aggregated with all other Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the Investor beneficially owning Common Stock in excess of 4.99% of the then-outstanding shares of Common Stock (the “Beneficial Ownership Limitation”), provided, however, the Investor may increase the Beneficial Ownership Limitation up to 9.99% at its sole discretion upon sixty-one days’ prior written notice to the Company. For the avoidance of doubt, the Beneficial Ownership Limitation in no event will exceed 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Purchase Agreement.
The net proceeds to the Company under the Purchase Agreement will depend on the frequency and prices at which the Company sells shares of its Common Stock to the Investor. The Company expects that any proceeds received by the Company from such sales to the Investor will be used for the purchase of raw goods to produce more products for sale, additional digital marketing to drive more e-commerce sales, additional marketing and sales support to grow the Company’s wholesale efforts, additional marketing efforts to expand the Company’s TBN growth, the addition of key finance staff to ameliorate deficiencies identified by the Company’s auditors, the repayment of debt and other obligations, and general working capital.
Following the Commencement Date, the Company has the right to terminate the Purchase Agreement at any time, upon one business day’s notice, at no cost or penalty. During any “suspension event” under the Purchase Agreement, the Investor does not have the right to terminate the Purchase Agreement; however, the Company may not initiate any regular or other purchase of shares by the Investor, until such event of default is cured. In addition, in the event of bankruptcy proceedings by or against the Company, the Purchase Agreement will automatically terminate in accordance with the terms of the Purchase Agreement.
Registration Rights Agreement
Concurrent with the execution of the Purchase Agreement, the Company entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-1 with the SEC covering the resale of the Securities, on or before the 30th calendar day following the date of the Registration Rights Agreement and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC at the earliest practicable date, subject to limited exceptions described therein. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.
Purchase and Sale of Series B Preferred Stock
Pursuant to the Purchase Agreement, the Company has agreed to sell and the Investor has agreed to purchase up to $1,000,000 of the Company’s newly-created Series B Convertible Preferred Stock, par value 0.0001 per share (the “Series B Preferred Stock”), of which $500,000 was purchased and sold in connection with the execution and delivery of the Purchase Agreement and $500,000 will be purchased and sold within three trading days following the date the registration statement to be filed pursuant to the Registration Rights Agreement is declared effective by the SEC. Each share of Series B Preferred Stock will have a purchase price of $10.00 per share and a stated value of $12.00 per share, will pay dividends at the rate of 15% per annum of the stated value (or $1.80 per share), and will be convertible by the holder at any time following the 180th day following its date of issuance into a number of shares of Common Stock determined by dividing (a) an amount equal to 110% of the sum of (i) the stated value plus (ii) the amount of all accrued and unpaid dividends, by (b) the then-applicable conversion price. The Series B Preferred Stock will also be mandatorily convertible on such basis on the third anniversary of the initial date of issuance of the Series B Preferred Stock. The conversion price of a share of Series B Preferred Stock will be equal to the VWAP of the Common Stock on the trading day immediately preceding the original date of issuance of such share of Series B Preferred Stock. The Series B Preferred Stock will be subject to redemption by the Company at its option at any time, but subject to any restrictions on such redemption in the Company’s credit facilities, at a redemption price equal to the stated value of the Series B Preferred Stock to be redeemed plus any accrued but unpaid dividends thereon.
The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. The foregoing descriptions of the Commitment Warrant and the Series B Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the full text of the Commitment Warrant or the terms of the Certificate of Designations, Preferences, Powers and Rights of the Series B Preferred Stock, copies of which are attached hereto as Exhibits 4.1 and 3.1, respectively, and each of which is incorporated herein in its entirety by reference.
In the Purchase Agreement, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to the Investor in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.
Item 3.02    Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 23, 2025, the Company filed the Certificate of Designations, Preferences, Powers and Rights of the Series B Preferred Stock with the Delaware Secretary of State in the form attached hereto as Exhibit 3.1 (the “Certificate of Designation”), which created and authorized 750,000 shares of the Series B Preferred Stock and established the rights, preferences and other terms of the Series B Preferred Stock. A summary of the material terms of the Series B Preferred Stock and the Certificate of Designation is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 5.03. As of the date hereof, 50,000 shares of Series B Preferred Stock have been issued.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences, Powers and Rights of Series B Convertible Preferred Stock.
4.1	Commitment Warrant, dated January 23, 2025, by and between Heritage Distilling Holding Company, Inc. and C/M Capital Master Fund, LP.
10.1*	Securities Purchase Agreement, dated January 23, 2025, by and between Heritage Distilling Holding Company, Inc. and C/M Capital Master Fund, LP.
10.2*	Registration Rights Agreement, dated January 23, 2025, by and between Heritage Distilling Holding Company, Inc. and C/M Capital Master Fund, LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE DISTILLING HOLDING COMPANY INC.

Date: January 24, 2025	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer